SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 23, 2002
                                                       ----------------

                               WesBanco, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


West Virginia                        0-8467                   55-0571723
----------------------------       ----------            -------------------
(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                 File Number)           Identification No.)


1 Bank Plaza, Wheeling, WV                                   26003
----------------------------------------                    ---------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (304) 234-9000
                                                    --------------
Former name or former address, if changed since last report  Not Applicable
                                                             --------------



Item 9.  Regulation FD Disclosure

           In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for the purposes of Section 18 of the Securities
           Exchange Act of 1934.

           Representatives of the Registrant are scheduled to make a presentation to a group of analysts and investors at the Community Bank Investor Conference, hosted by Keefe, Bruyette & Woods, Inc. ("KBW"), at the Metropolitan Club, in New York City, NY, on July 24 and 25, 2002. This Registrant will present on Wednesday, July 24, 2002, at approximately 2:20pm EST. The conference will be web cast on the KBW website, www.kbw.com.
                               -----------








[Presentation slide #1]
                       WesBanco


                         KBW
          Community Bank Investor Conference
                    New York City
                 July 24 and 25, 2002


[Presentation slide #2]

                     Forward-looking Disclosure Statement

Certain information contained in this Presentation is considered to constitute forward-looking statements with respect to WesBanco and its subsidiaries. Forward-looking statements relating to WesBanco's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements, which are not historical fact, involve risks and uncertainties. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including without limitations, the effect of changing regional and national economic conditions; changes in interest rates; credit risks of commercial, real estate, and consumer loan customers and their lending activities; actions of the Federal Reserve Board and Federal Deposit Insurance Corporation, legislative and federal and state regulatory actions and reform, or unanticipated external developments materially impacting WesBanco's operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.




[Presentation slide #3]

                           About WesBanco

 - $3.2 billion in total assets, 74 offices in three states within a triangle representing Charleston, Columbus &
     Pittsburgh.

 -  $2.5 billion in market value of trust assets under management.

 -  Focus on retail banking, commercial lending and wealth management.

       -  Small Enough to Listen, Big Enough to Help.

       -  Commercial lending represents 44% of total loans.

       -  Trust & Investment Services

           -  $500 million in proprietary mutual funds - WesMark

                                        [WesBanco Logo]

[Presentation slide #4]

   shows a map of branch locations
                                        [WesBanco Logo]

[Presentation slide #5]

                         Deposit Market Share
                         --------------------
                                                    Market
         MSA                                Rank    Share
---------------------------                 ----    ------
West Virginia                                 3       8.8%

Greater Wheeling Area                         1      33.4

Steubenville-Weirton,
     Ohio-WV                                  1      20.6

Parkersburg-Marietta,
     WV-Ohio                                  3      11.7

Charleston, WV                                7        3.4

Source: FDIC Summary of Deposits as of June 30, 2001, updated for acquisitions.

                                        [WesBanco Logo]

[Presentation slide #6]


                     Capital Resources
                     -----------------
 - Strong capital position - equity to assets ratio of 10.33% compared to peer group of 8.20%*.


 -  Improving stock price, P/E Ratio at June 30, 2002 of 14.5x
    (trailing 12 months).

 - Current dividend yield of 4.0% compared to peer group of 2.3%*. Noted by Barron's as one of the top 45 dividend paying companies.

     -  Seventeen consecutive years of dividend per share increases.

 - 1 million share repurchase plan, representing 4.7% of outstanding shares.

 -  Capital position enhances capability for M&A growth in near term.

* Peer Group Source: SNL Financial based on 3/31/02 data.

                                        [WesBanco Logo]

[Presentation slide #7]

                        Stock Performance
                     Cumulative Total Return*
                     ------------------------
         [Graph]
                                           1/01/02    3/31/02     6/30/02
                                           -------    -------     -------
      WesBanco                             $ 100      $114.20     $114.41
      Russell 2000 Index                     100       103.68       94.71
      Russell Financial Services Index       100       109.78      112.48

* Assumes $100 invested on 1/1/02.
  Total return assumes reinvestment of dividends.

                                        [WesBanco Logo]

[Presentation slide #8]

                  Status of American Acquisition
                  ------------------------------
 - Estimated one-time acquisition expenses of $3.1 million.

 - New market initiatives - Columbus, OH, Cambridge, OH and
   Washington County, PA - total of 6 offices.

 - Cross-selling WesBanco's more extensive business, retail and trust products & services.

 - In market consolidations - 6 offices.

 - Completion of data system conversions - no significant customer disruptions.

 - Estimated total annual cost savings of $3.0 million, expected by the end of 2003.

                                        [WesBanco Logo]

[Presentation slide #9]

                      Business Strategy
                      -----------------
 - Focus on customer retention & cross-sell ratios through our marketing campaign - Small Enough to Listen, Big
   Enough to Help.

 - Offer comprehensive wealth management services.
    - Integration of Trust, Insurance and Brokerage into a retail delivery system.

 - Focus on credit quality.

 - Active merger and acquisition program - focus on in market consolidations and expanded opportunities in recently purchased market areas.

                                        [WesBanco Logo]

[Presentation slide #10]


                    Financial Performance

                                        [WesBanco Logo]

[Presentation slide #11]

                 Total Assets
            (as originally reported)
            ------------------------
[Graph]          (in million)

             1997           $ 1,789
             1998             2,243
             1999             2,270
             2000             2,310
             2001             2,478
            2Q-2002           3,207

* Acquired American Bancorporation on 3/1/02 with assets of $679 million.
* Sine 12/31/97, experienced asset growth of approximately $1.4 billion or 79%.

                                        [WesBanco Logo]


[Presentation slide #12]

                        Composition of Loans
                        --------------------
[Graph]

    Commercial
                  Commercial Term - Real Estate       23%
                  Lines of Credit                     13
                  Other Commercial                     8

    Consumer
                  Indirect                            13
                  Other Consumer                       5
                  Home Equity                          7

    Residential Mortgages
                  ARM's                               15
                  Fixed-rate                          16

                                        [WesBanco Logo]

[Presentation slide #13]

                         Composition of Deposits
                         -----------------------
[Graph]
    Checking                                          13%
    Interest-bearing DDA                              11
    MMDA                                              20
    Savings                                           16
    CD's (under $100,000)                             31
    CD's (over $100,000)                               9

                                        [WesBanco Logo]


[Presentation slide #14]


                        Core Earnings Per Share*
                        ------------------------
[Graph]

                  1997                         $1.25
                  1998                          1.28
                  1999                          1.32
                  2000                          1.46
                  2001                          1.64
              YTD 2002 (annualized)             1.68

* Excludes, on an after-tax basis, non-recurring items, amortization of goodwill, securities gains, and gains/losses on sale of non-earning assets.

                                        [WesBanco Logo]

[Presentation slide #15]


                           Return on Equity
                           Equity to Assets
                           -----------------
                                                       Peer Group
[Graph]                     ROE     Equity/Assets    (Equity/Assets)
                           ----     -------------     -------------
                 1997      8.99%        13.02%            8.62%
                 1998      9.55         13.22             8.28
                 1999      9.85         11.88             7.78
                 2000     10.42         11.19             7.77
                 2001     11.28         10.43             8.09
             YTD 2002     11.04         10.33             8.20

Peer Group Source: SNL Financial based on 3/31/02 data.

                                        [WesBanco Logo]

[Presentation slide #16]

[Graph]
                            Efficiency Ratio*
                            -----------------
                           WesBanco         Peer Group
                           --------         ----------
                 1997        59.31%           57.44%
                 1998        57.77            58.73
                 1999        58.91            58.17
                 2000        56.72            57.13
                 2001        54.25            57.38
             YTD 2002        53.48            57.07

* Excludes non-recurring items, amortization of goodwill, securities gains, and gains/losses on sales of non-earning assets.

Peer Group Source: SNL Financial based on 3/31/02 data.

                                        [WesBanco Logo]

[Presentation slide #17]

[Graph]
                           Net Interest Margin
                            (tax equivalent)
                           -------------------
                                WesBanco        Peer Group
                                --------        ----------
            1997                  4.66%           4.57%
            1998                  4.46            4.36
            1999                  4.39            4.33
            2000                  4.14            4.18
            2001                  4.17            4.13
        YTD 2002 (annualized)     4.04            4.17

Peer Group Source: SNL Financial based on 3/31/02 data.

                                        [WesBanco Logo]

[Presentation slide #18]

                             Asset Quality
                             -------------
[Graph]                                [Graph]
                                                Coverage
            Non-performing                   (allowance/non-
          loans/total loans                  performing loans)
          -----------------                  -----------------
                                                WesBanco  Peer Group
          1997        .81%                      --------  ----------
          1998        .81                1997      187%      225%
          1999        .33                1998      171       239
          2000        .38                1999      397       309
          2001        .51                2000      335       252
       2Q-2002        .60                2001      267       214
                                      2Q-2002      221       203




Peer Group Source: SNL Financial based on 3/31/02 data.

                                        [WesBanco Logo]

[Presentation slide #19]

                             Asset Quality
                             -------------
[Graph]                                [Graph]

              Net charge-                         Allowance /
          offs / averge loans                    total loans
          -------------------                  -----------------
      1997              .35%               1997            1.51%
      1998              .41                1998            1.39
      1999              .23                1999            1.30
      2000              .19                2000            1.26
      2001              .34                2001            1.35
  YTD-2002(annualized)  .51             2Q-2002            1.32

                                        [WesBanco Logo]


[Presentation slide #20]

                           WESBANCO
                          ----------

                          Questions


[End Slide Presentation]




                              Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WesBanco, Inc.
                                      -------------
                                      (Registrant)


July 23, 2002                        /s/ Paul M. Limbert
-------------                        -----------------------------
    Date                              Paul M. Limbert
                                      President & Chief Executive Officer